POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 12 day of December, 1995.

ATTEST:                                    AmeriPrime Funds

                                           By:/s/ Kenneth D. Trumpfheller
__________________________________         ____________________________________
Kelli D. Shomaker, Secretary                  KENNETH D. TRUMPFHELLER, President


STATE OF TEXAS                    )
                                  )   ss:
COUNTY OF TARRANT                 )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 12 day of December, 1995.

                                           /s/ Michelle L. Gillispie
                                           ____________________________________
                                           Notary Public

                               POWER OF ATTORNEY

         KNOWN ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 12 day of December, 1995.

ATTEST:                                    AmeriPrime Funds

/s/ Kelli D. Shomaker
__________________________________         By:_________________________________
Kelli D. Shomaker, Secretary                  KENNETH D. TRUMPFHELLER, President


STATE OF TEXAS                    )
                                  )  ss:
COUNTY OF BRAZOS                  )

         Before me, a Notary Public, in and for said county and state, personally appeared KELLI D. SHOMAKER, Secretary, who represented that she is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 12 day of December, 1995.


                                           /s/ Marsha Lee Berger
                                           ___________________________________
                                           Notary Public

                                  CERTIFICATE



         The undersigned, Secretary of AmeriPrime Funds, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held December 12, 1995, and is in full force and effect:

                  "WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement;

                  NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file such Post-Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."



                                      /s/ Kelli D. Shomaker
Dated: December 12, 1995              _________________________________________
                                      Kelli D. Shomaker, Secretary
                                      AmeriPrime Funds